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                                                                   Exhibit 10.52


[WAREFORCE LETTERHEAD]




August 1, 2001


Mr. Richard Fu
IMPRES Technology Solutions, Inc.
5601 East Slauson Avenue, Suite 203
Commerce, CA 90040

        Re: Los Angeles County Department of Children and Family Services (LAC DCFS) CATs contract

Dear Richard:


        Per your previous email to me, Wareforce Incorporated understands that LAC has requested that the above-referenced contract be assigned to you personally. Wareforce is pleased to consent to the assignment of the contract to you personally.

        Please let me know if there is anything I can do to aid you or LAC in this matter.

                                    Sincerely,


                                    /s/ Dan Ricketts
                                    --------------------------------
                                    Dan J. Ricketts
                                    Senior Vice President and
                                    General Counsel